SHAREHOLDERS' EQUITY (Details 4)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Assumptions used to estimate the fair value of share-based compensation
Dividend yield (as a percent)	8.00%	8.20%
Volatility (as a percent)	27.80%	28.35%
Risk-free interest rate (as a percent)	1.51%	1.35%
Forfeiture rate (as a percent)	10.00%	10.00%
Expected life (in years)	4 years 6 months	4 years 6 months